EXHIBIT 99.1
                                                                    ------------












                                _________________

                                 MM2 GROUP, INC.
                              FINANCIAL STATEMENTS
                                  JUNE 30, 2005
                                _________________

                                 MM2 GROUP, INC.
                              FINANCIAL STATEMENTS
                                  JUNE 30, 2005





                                                                         Page(s)
                                                                         -------

FINANCIAL INFORMATION

     Report of Independent Registered Public Accounting Firm ...........       1

     Balance Sheet as of June 30, 2005 .................................       2

     Statement of Operations for the period December 8, 2004
            (Inception) through June 30, 2005 ..........................       3

     Statement of Stockholders' Equity (Deficit) for the period
            December 8, 2004 (Inception) through June 30, 2005 .........       4

     Statement of Cash Flows for the period December 8, 2004
            (Inception) through June 30, 2005 ..........................       5

     Notes to the Financial Statements .................................  6 - 15

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants
                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


Board of Directors
MM2 Group, Inc.
Matawan, New Jersey

We have audited the accompanying balance sheet of MM2 Group, Inc. as of June 30, 2005 and the related statement of operations, changes in stockholders' (deficit), and cash flows for the period December 8, 2004 (inception) to June 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We have conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As disclosed in Note 2, the Company has incurred losses since inception, has negative cash flows from operations and negative working capital. These matters raise substantial doubt about the Company's ability to continue as a going concern. The Company is dependent upon its ability to raise capital and generate positive cash flow through operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MM2 Group, Inc. as of June 30, 2005, and the results of its operations and its cash flows for the period December 8, 2004 (inception) to June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.


BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, LLC.
Gibbsboro, New Jersey
August 30, 2005

                                 MM2 GROUP, INC.
                                  BALANCE SHEET
                                  JUNE 30, 2005




                                     ASSETS
                                     ------

CURRENT ASSETS
Cash and cash equivalents                                        $  1,034,799
Prepaid expenses                                                       88,390
                                                                 ------------
     Total current assets                                           1,123,189
                                                                 ------------

PROPERTY AND EQUIPMENT,
     net of accumulated depreciation of $129                            3,746
                                                                 ------------

TOTAL ASSETS                                                     $  1,126,935
                                                                 ============


                     LIABILITIES & STOCKHOLDERS' DEFICIENCY
                     --------------------------------------

CURRENT LIABILITIES

Accounts payable and accrued expenses                            $    220,273
Convertible debentures payable                                      1,250,000
                                                                 ------------

     Total current liabilities                                      1,470,273
                                                                 ------------

COMMITMENTS AND CONTINGENCIES - Note 6

STOCKHOLDERS' DEFICIENCY
Preferred stock, $1.00 par value; authorized 1,000,000 shares;
     no shares issued and outstanding                                      --
Common stock:
  Class A - no par value; authorized 10,000,000,000 shares;
      10,000,100 shares issued and outstanding                          1,000
  Class B - no par value; authorized 50,000,000 shares;
      40,000,000 shares issued and outstanding                          1,000
  Class C - $.01 par value; authorized 20,000,000 shares;
      no shares issued and outstanding                                     --

Accumulated deficit                                                  (345,338)
                                                                 ------------
     Total stockholders' deficiency                                  (343,338)
                                                                 ------------

TOTAL LIABILITIES & STOCKHOLDERS' DEFICIENCY                     $  1,126,935
                                                                 ============




    The accompanying notes are an integral part of the financial statements.

                                 MM2 GROUP, INC.
                             STATEMENT OF OPERATIONS
                   FOR THE PERIOD DECEMBER 8, 2004 (INCEPTION)
                              THROUGH JUNE 30, 2005





GENERAL AND ADMINISTRATIVE EXPENSES
   General and administrative expenses                           $    293,702
   Depreciation and amortization                                          129
                                                                 ------------

Total general and administrative expenses                             293,831
                                                                 ------------

LOSS FROM OPERATIONS                                                 (293,831)
                                                                 ------------

OTHER (INCOME) EXPENSE
   Interest (income)                                                   (4,743)
   Interest expense                                                    56,250
                                                                 ------------
Total other (income) expense                                           51,507
                                                                 ------------

LOSS FROM OPERATIONS BEFORE INCOME TAXES                             (345,338)

PROVISION FOR INCOME TAXES                                                 --
                                                                 ------------

NET LOSS APPLICABLE TO COMMON SHARES                             $   (345,338)
                                                                 ============

NET LOSS PER COMMON SHARE
   Basic                                                         $      (0.01)
                                                                 ============
   Diluted                                                       $      (0.01)
                                                                 ============

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic                                                           27,348,112
                                                                 ============
   Diluted                                                         27,348,112
                                                                 ============



    The accompanying notes are an integral part of the financial statements.

                                 MM2 GROUP, INC.
             STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
        FOR THE PERIOD DECEMBER 8, 2004 (INCEPTION) THROUGH JUNE 30, 2005






                    PREFERRED STOCK        COMMON STOCK A         COMMON STOCK B         COMMON STOCK C
                 ---------------------  ---------------------  ---------------------  ---------------------
                   SHARES     AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT      DEFICIT      TOTAL
                 ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------  ----------  ----------
Founder shares
issued                   -- $       --         100 $       --          -- $       --          -- $       --  $       --  $       --

Shares issued
for cash                                10,000,000      1,000                                                                 1,000

Shares issued
for cash                                                       40,000,000      1,000                                          1,000

Loss for the period
December 8, 2004
(Inception) through
June 30, 2005            --         --          --         --          --         --          --         --    (345,338)   (345,338)
                 ---------- ----------  ---------- ----------  ---------- ----------  ---------- ----------  ----------  ----------

                         -- $       --  10,000,100 $    1,000  40,000,000 $    1,000          -- $       --  $ (345,338) $ (343,338)
                 ========== ==========  ========== ==========  ========== ==========  ========== ==========  ==========  ==========







    The accompanying notes are an integral part of the financial statements.

                                 MM2 GROUP, INC.
                             STATEMENT OF CASH FLOWS
                   FOR THE PERIOD DECEMBER 8, 2004 (INCEPTION)
                              THROUGH JUNE 30, 2005





CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                         $   (345,338)
   Adjustments to reconcile net loss to net cash used
   in operating activities
   Depreciation                                                           129

   Changes in certain assets and liabilities:
   Prepaid expenses and other assets                                  (88,390)
   Accounts payable and accrued liabilities                           220,273
                                                                 ------------

      Total cash (used in) operating activities                      (213,326)
                                                                 ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                  (3,875)
                                                                 ------------
      Total cash (used in) financing activities                        (3,875)
                                                                 ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Net proceeds from sales of convertible debentures                1,250,000
   Net proceeds from sales of common stock                              2,000
                                                                 ------------
      Total cash provided by financing activities                   1,252,000
                                                                 ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                           1,034,799

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                            --

CASH AND CASH EQUIVALENTS - END OF PERIOD                        $  1,034,799
                                                                 ============

CASH PAID DURING THE PERIOD FOR:
   Interest expense                                              $     41,667
                                                                 ============
   Income taxes                                                  $         --
                                                                 ============

SUPPLEMENTAL SCHEDULE OF FINANCING ACTIVITIES
a) Issued 10,000,100 shares of Class A common stock with a total value of $1,000 to the founding owners of the Company.
b) Issued 40,000,000 shares of Class B common stock with a total value of $1,000 to the founding owners of the Company.
c) Issued warrants to purchase 750,000 shares of Class A common stock to the Cornell Capital.



    The accompanying notes are an integral part of the financial statements.

                                 MM2 GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2005



NOTE 1 - BUSINESS OPERATIONS AND BACKGROUND
         ----------------------------------

         MM2 Group, Inc. (the "Company") was incorporated under the laws of New Jersey on December 8, 2004. The Company will seek to acquire private operating company(ies) which management believes has good business fundamentals and significant growth potential.


NOTE 2 - GOING CONCERN
         -------------

         The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates continuation of the Company as a going concern.

         As of June 30, 2005, the Company had a net loss, a negative cash flow from operations as well as negative working capital. These matters raise substantial doubt about the Company's ability to continue as a going concern. Therefore, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn, is dependent upon the Company's ability to raise capital and/or generate positive cash flow from operations.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 2 - GOING CONCERN (CONTINUED)
         -------------

         In order to provide the necessary working capital, in April 2005, the Company entered into a securities purchase agreement with Cornell Capital Partners, LP ("Cornell"), whereby Cornell shall purchase a minimum of $2,500,000 of 5% secured convertible debentures, which shall be convertible into shares of the Company's Class A common stock. Interest on the outstanding principal balance of the secured convertible debentures accrues at the annual rate of 5%. A payment schedule for interest is yet to be determined. Principal payments are due and payable monthly, in arrears, commencing on the earlier of i) the date the registration statement is declared effective by the United States Securities and Exchange Commission or ii) 4 months from the date of the agreement. The Company has the option to redeem a portion or all of the outstanding debentures at 120% of the amount redeemed plus accrued interest. The holder shall be entitled to convert up to 15% of the secured convertible debentures into the Company's Class A Common Stock at a price equal to twenty percent (20%) of the weighted average price of the Class A Common Stock for the first five trading days after the Company Stock becomes listed on the OTC Bulletin Board. The holder shall be entitled to convert the balance of the debenture at a price equal to the lowest closing bid price of the Class A Common Stock for the five (5) trading days immediately preceding the conversion date. Additionally, the Company had also entered into a Standby Equity Distribution Agreement with Cornell, where the Company could, at its discretion, periodically sell shares of Class A Common Stock to raise capital to fund working capital needs. These two financing transactions required the Company to register its common stock under Section 12 (g) of the U.S. Securities Exchange Act of 1934 and subsequently register for resale a number of shares to facilitate these financing transactions. On April 7, 2005, the Company issued $1,250,000 of secured convertible debentures pursuant to the securities purchase agreement.

         The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         USE OF ESTIMATES
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         RESEARCH AND DEVELOPMENT COSTS
         ------------------------------

         Research and development costs will be charged to operations as incurred.

         INCOME TAXES
         ------------

         The Company accounts for income taxes under the Financial Accounting Standards Board ("FASB") of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------

         ORGANIZATION COSTS
         ------------------

         Organization costs consist primarily of professional and filing fees relating to the formation of the Company. These costs have been expensed.

         STOCK-BASED COMPENSATION
         ------------------------

         SFAS No. 123, "Accounting for Stock-Based Compensation" establishes financial accounting and reporting standards for stock-based employee compensation plans. This statement also applies to transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. Those transactions must be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. For stock options, fair value is determined using an option-pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option, the volatility of the underlying stock and the expected dividends on it, and the risk-free interest rate over the expected life of the option. The Company has adopted this statement and recorded the option value as outlined above.

         EARNINGS PER SHARE
         ------------------

         SFAS No. 128, "Earnings Per Share" requires presentation of basic earnings per share ("basic EPS") and diluted earnings per share ("diluted EPS").

         The computation of basic EPS is computed by dividing income available to common shareholders by the number of shares issued by the Company. Diluted earnings per share gives effect to all dilutive potential Common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings resulting from the Company's net loss position. The Company had a warrant to purchase 750,000 shares outstanding as of June 30, 2005. The shares used in the computation are as follows:

                                                   For the period
                                                   December 8,
                                                   2004 through
                                                   June 30, 2005
                                                   -------------
         Basis and diluted purposes                   27,348,112

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------

         COMPREHENSIVE INCOME
         --------------------

         SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The items of other comprehensive income that are typically required to be displayed are foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. As of June 30, 2005, the Company has no items that represent comprehensive income, and thus, has not included a statement of comprehensive income.

         RECENT ACCOUNTING PRONOUNCEMENTS
         --------------------------------

         In December 2003, the FASB issued Interpretation No. 46-R, "Consolidation of Variable Interest Entities" ("FIN 46-R"). FIN 46-R, which modifies certain provisions and effective dates of FIN No. 46, sets forth criteria to be used in determining whether an investment in a variable interest entity should be consolidated, and is based on the general premise that companies that control another entity through interests other than voting interests should consolidate the controlled entity. The provisions of FIN 46 became effective for the Company during the third quarter of fiscal 2004. The adoption of this new standard did not have any impact on the Company's financial position, results of operations or cash flows.

         In December, 2003, the FASB issued a revision to SFAS No. 132 "Employers' Disclosures about Pensions and Other Post retirement Benefits." This revised statement requires additional annual disclosures regarding types of pension plan assets, investment strategy, future plan contributions, expected benefit payments and other items. The statement also requires quarterly disclosure of the components of net periodic benefit cost and plan contributions. This currently has no effect on the Company.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         --------------------------------

         On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised
         2004), Share-Based Payment ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first interim period that begins after December 15, 2005. Accordingly, the Company will implement the revised standard in the fourth quarter of fiscal year 2005. Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements (note 3(d)). Management is assessing the implications of this revised standard, which may materially impact the Company's results of operations in the fourth quarter of fiscal year 2005 and thereafter.


NOTE 4 - RELATED PARTY TRANSACTIONS
         --------------------------

         As of June 30, 2005, the Company has accrued $194,981 of deferred compensation for the Chairman and the President of the Company. These deferrals will remain unpaid until the Board of Directors determines that the company has sufficient liquidity to make such payments. The Chairman and the President of the Company have further agreed, however, to accept payment or partial payment, from time to time, in the form of the Company's Class A Common Stock and/or the Company's Class B Company Stock, at such time as the Board of Directors determines to issue such shares in satisfaction of these accrued liabilities. These amounts have been included in the accrued expense total shown as a current liability on the balance sheet.

         On June 1, 2005, the Company entered into a sub-lease of an office at 750 Highway 34, Matawan, NJ with iVoice, Inc. The rent is on a month-to-month basis for $350 per month, and may be increased from time to time to pass on increases in rent and utilities paid by iVoice, Inc.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 5 - INCOME TAXES
         ------------

         The reconciliation of the effective income tax rate to the Federal Statutory rate is as follows:

         Federal Income Tax Rate ..................................  (34.0)%
         Deferred Tax charge (Credit) .............................    0.0 %
         Effect on Valuation Allowance ............................   38.1 %
         State Income Tax, Net of Federal Benefits ................   (4.1)%
         Effective Income Tax Rate ................................    0.0 %

         The Company has provided a 100% valuation of its deferred tax assets.


NOTE 6 - COMMITMENTS AND CONTINGENCIES
         -----------------------------

         As discussed in Note 2, the Company has entered into a security purchase agreement with certain purchasers for the sale of $2,500,000 in convertible debentures. The debentures will be convertible into Class A common stock at the discretion of the holders. Additionally, the Company has entered into a Standby Equity Distribution Agreement whereby the Company, at its discretion, may periodically sell to an investor shares of Class A Common Stock to raise capital to fund its working capital needs. These transactions will require the Company to register its common stock under Section 12 (g) of the Securities Exchange Act of 1934 and subsequently register for resale a number of shares to facilitate these financial transactions.

         In April 2005, the Company entered into a Placement Agent Agreement with Monitor Capital Inc. to act as its exclusive placement agent in connection with the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms. Upon the execution of this Agreement, the Company shall issue to the Placement Agent or its designee shares of the Company's Common Stock in an amount equal to Ten Thousand U.S. Dollars (USD $10,000) divided by the closing Bid Price of the Company's Common Stock, as quoted by Bloomberg, LP.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 6 - COMMITMENTS AND CONTINGENCIES (CONTINUED)
         -----------------------------

         The Company entered into two employment agreements with Jerome Mahoney, its non-executive Chairman of the Board and Mark Meller, its President and Board Member, as of December 15, 2004. Each of the employment agreements is for a term through December 31, 2011 and provides for annual compensation of $200,000 with an annual increase of 10%. In addition, each executive shall be entitled to company sponsored fringe benefits and annual bonuses in accordance with the Company policies and plans in effect for Executive officers of the Company. The executives shall also be granted stock options under the Company's stock option plan as adopted by the Board of Directors and the shareholders of the Company. The executives will each receive a $750,000 bonus for the successful completion of the registration of the Company's stock on Form S-1, SB-2 and any other such form of registration statement is declared effective by the Securities and Exchange Commission. This bonus shall be paid in a lump sum on the date of the registration statement in declared effective, or alternately, at the discretion of the Company and with the agreement of the Executive, in shares of the Company's Class B Common Stock.

         The Company has retained an independent law firm of Dechert LLP to advice the Company in connection with the feasibility of the reverse merger into a public company, the registration statement to be filed with the SEC relating to an equity line of credit and potentially, other acquisitions. A retainer has been provided and this firm will provide monthly billings according to services provided at their prevailing rates.

         On June 1, 2005, the Company entered into a sub-lease of an office at 750 Highway 34, Matawan, NJ with iVoice, Inc. The rent is on a month-to-month basis for $350 per month, and may be increased from time to time to pass on increases in rent and utilities paid by iVoice, Inc.


NOTE 7 - CAPITAL STOCK
         -------------

         Pursuant to the Company's certificate of incorporation, as amended, the Company is authorized to issue 10,000,000,000 shares of Class A Common Stock, no par value per share, 50,000,000 shares of Class B Common Stock, no par value per share, 20,000,000 shares of Class C Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock, par value of $1.00 per share. Below is a description of the Company's outstanding securities, including Class A Common Stock, Class B Common Stock, Class C Common Stock, and Preferred Stock.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 7 - CAPITAL STOCK (CONTINUED)
         -------------

         CLASS A COMMON STOCK
         --------------------

         As of June 30, 2005, there are 10,000,000,000 shares of Class A Common Stock authorized, no par value, and 10,000,100 shares were issued and outstanding.

         Each holder of Class A Common stock is entitled to receive ratably dividends, if any, as may be declared by the Board of Directors out of funds legally available for payment of dividends. The Company has never paid any dividends on its Common Stock and does not contemplate doing so in the foreseeable future. The Company anticipates that any earnings generated from operations will be used to finance its growth objectives.

         CLASS B COMMON STOCK
         --------------------

         As of June 30, 2005, there are 50,000,000 shares of Class B Common Stock authorized, no par value, and 40,000,000 shares issued and outstanding. Each holder of Class B Common Stock has the right to convert each share of Class B Common Stock into the number of shares of Class A Common Stock determined by dividing the number of Class B Common Stock being converted by a 50% of the lowest price that the Company had ever issued its Class A Common Stock. Every holder of Class B Common Stock has voting rights equal to 100 shares of Class A Common Stock. Each holder of Class B Common stock is entitled to receive ratably dividends or other distributions, as declared, equal to the dividends declared on such number of shares of Class A Common Stock that would be issued upon the conversion of the Class B Common Stock.

         CLASS C COMMON STOCK
         --------------------

         As of June 30, 2005, there are 20,000,000 shares of Class C Common Stock authorized, par value $.01 per share. Each holder of Class C Common Stock is entitled to 1,000 votes for each share held of record. Shares of Class C Common Stock are not convertible into Class A Common Stock. Upon liquidation, dissolution or wind-up, the holders of Class C Common Stock are not entitled to receive our net assets pro rata. As of June 30, 2005, no shares were issued or outstanding.

                                 MM2 GROUP, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2005



NOTE 7 - CAPITAL STOCK (CONTINUED)
         -------------

         PREFERRED STOCK
         ---------------

         The Company is authorized to issue 1,000,000 shares of Preferred Stock, par value $1.00 per share. As of June 30, 2005, the Company has not issued any shares of Preferred
         Stock.


NOTE 8 - WARRANTS
         --------

         In April 2005, the Company sold to Cornell Capital a warrant to purchase 750,000 shares of its common stock for a purchase price of $10. The exercise price shall be the average of the volume weighted average prices of the Company's Common Stock, as quoted by Bloomberg, LP for the first five (5) trading days after the Company's Common Stock becomes listed on the OTC Bulletin Board. The warrants expire two years from the date of issue.


NOTE 9 - SUBSEQUENT EVENTS
         -----------------

         On July 11,2005, the Wien Group, Inc. filed form Pre 14A with the SEC for the "Notice of Special Meeting of Shareholders". At this meeting of the Shareholders of the Wien Group, the Board of Directors is recommending that the Wien Group change its state of incorporation to New Jersey and to change its name to MM2 Group, Inc. This meeting is setting the groundwork for the reverse merger of MM2 Group, Inc into the Wien Group, Inc.













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